Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 132,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	20,247.48
Total Offset Amount	0.00
Net Fee	$ 20,247.48
Final Prospectus	false